SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          FORM 8-K


                       CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF
           THE SECURITIES AND EXCHANGE ACT OF 1934


 Date of Report (Date of Earliest Event Reported)  November 6, 1996


           AEI NET LEASE INCOME & GROWTH FUND XIX
                     LIMITED PARTNERSHIP
   (Exact Name of Registrant as Specified in its Charter)

                     State of Minnesota
      (State or other Jurisdiction of Incorporation or
                        Organization)




           0-19838                      41-1677062
   (Commission File Number)          (I.R.S. Employer
                                   Identification No.)


   1300 Minnesota World Trade Center, St. Paul, Minnesota 55101
          (Address of Principal Executive Offices)


                       (612) 227-7333
    (Registrant's telephone number, including area code)



    (Former name or former address, if changed since last report)


Item 2.   Acquisition or Disposition of Assets.

       On November 6, 1996, AEI Net Lease Income & Growth Fund XIX Limited Partnership sold a Taco Cabana restaurant in Round Rock, Texas. The property was sold for $1,057,680, $397,680 in cash and a $660,000 Promissory Note. The purchaser will attempt to use their best efforts to obtain third party financing to satisfy the Note by May 1, 1997. If not paid sooner, the entire unpaid principal and interest is due October 1, 2005. The Note bears interest at a 9% rate until May 1, 1997, then the rate increases to 12%. The property was sold to Tom Bibleheimer and John Schulz, who are not affiliated with the Partnership. The Partnership received net sale proceeds of approximately $975,000, which resulted in a net gain of approximately $275,000.

Item 7.  Financial Statements and Exhibits.

         (a)  Financial statements of businesses acquired.  -
              Not Applicable.

         (b) A limited number of proforma adjustments are required to illustrate the effects of the transaction on the balance sheet and income statement. The following narrative description is furnished in lieu of the proforma statements:

              Assuming the Partnership had sold the property on September 30, 1996, the Partnership's Investments in Real Estate would have been reduced by $702,850, its Current Assets (cash and receivables) would have been increased by approximately $359,811, its Long-Term Receivable would have been increased by $614,785, and Partner's Capital would have increased by $271,746.

              The Total Income for the Partnership would have decreased from $2,282,282 to $2,246,690 for the year ended December 31, 1995 and from $1,825,288 to $1,797,893 for nine months ended September 30, 1996 if the Partnership consummated the sale at the beginning of those periods. The decrease is attributable to the Rental Income the Partnership would not have received from the property of $105,768 and $79,326, partially offset by an increase of Investment Income of approximately $70,176 and $51,931 for the year ended December 31, 1995 and the nine months ended September 30, 1996, respectively.

              Depreciation  Expense would have  decreased  by
              $20,827   and  $15,620  for  the   year   ended
              December  31,  1995 and the nine  months  ended
              September 30, 1996, respectively.

              The net effect of these pro forma adjustments would have caused Net Income to decrease from $2,278,555 to $2,263,790 and from $1,149,577 to $1,137,802, which would have resulted in Net Income of $105.99 and $53.33 per Limited Partnership Unit outstanding for the year ended December 31, 1995 and the nine months ended September 30, 1996, respectively.

         (c)  Exhibits

               Exhibit 10.1 - Purchase Agreement dated July 16, 1996
                              between the Partnership and Tom
                              Bibleheimer relating  to the property
                              at 2101 S. IH-35, Round  Rock,  Texas
                              (incorporated by reference to Exhibit
                              10.5 of Form 10-QSB filed with the
                              Commission on August  12, 1996).

               Exhibit 10.2 - Promissory Note dated November 6, 1996
                              between the Partnership,  John Schulz
                              and Tom Bibleheimer relating to  the
                              property  at  2101 S. IH-35,  Round
                              Rock,   Texas   (incorporated    by
                              reference to Exhibit 10.3  of  Form
                              10-QSB  filed  with the  Commission
                              on November 14, 1996).

               Exhibit 10.3 - Assignment and Assumption of Lease
                              dated November 6, 1996  between the
                              Partnership, John Schulz and Tom
                              Bibleheimer relating  to the property
                              at 2101 S. IH-35, Round  Rock,  Texas
                              (incorporated   by   reference   to
                              Exhibit  10.4 of Form 10-QSB  filed
                              with  the  Commission  on  November
                              14, 1996).

               Exhibit 10.4 - Deed of Trust and Security Agreement
                              and  Fixture Financing Statement and
                              Assignment of Rent and Leases dated
                              November 6, 1996 between the Partnership,
                              John  Schulz  and  Tom  Bibleheimer
                              relating  to the property  at  2101
                              S.   IH-35,   Round   Rock,   Texas
                              (incorporated   by   reference   to
                              Exhibit  10.5 of Form 10-QSB  filed
                              with  the  Commission  on  November
                              14, 1996).

               Exhibit 10.5 - Subordination Non-Disturbance and
                              Attornment Agreement dated November
                              6, 1996 between the Partnership,
                              John Schulz and Tom  Bibleheimer
                              relating  to the property  at  2101
                              S.   IH-35,   Round   Rock,   Texas
                              (incorporated   by   reference   to
                              Exhibit  10.6 of Form 10-QSB  filed
                              with  the  Commission  on  November
                              14, 1996).




                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AEI  NET LEASE INCOME & GROWTH FUND XIX
                                LIMITED PARTNERSHIP

                                By: AEI Fund Management XIX, Inc.
                                Its:  Managing General Partner


Date: November 19, 1996         /s/ Mark E. Larson
                                By: Mark E. Larson
                                Its Chief Financial Officer